UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2012 (May 9, 2012)

BROOKS AUTOMATION, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-25434	04-3040660
(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 262-2400.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 10, 2012, Brooks Automation, Inc. (“Brooks” or the “Company”) announced via press release its financial results for the fiscal quarter ended March 31, 2012. A copy of the press release is attached hereto as Exhibit 99.1.

Limitation on Incorporation by Reference. The information in this Item 2.02 and in Item 9.01 of this Current Report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d) On May 9, 2012, the board of directors (the “Board”) of the Company increased the size of the Board from nine to ten members and appointed Ellen M. Zane to fill the vacancy. Ms. Zane, age 60, currently serves as a director of Parexel Corporation and Lincare Holdings, Inc. From January 2004 to September 2011, Ms. Zane served as the President and Chief Executive Officer of Tufts Medical Center.

Ms. Zane will serve as a director of the Company until her successor has been duly elected and qualified or her earlier removal and will stand for re-election at the 2013 annual meeting of stockholders. Ms. Zane was also appointed to the Board’s Audit Committee.

Ms. Zane will participate in the Company’s standard director compensation program. Pursuant to this program, each member of the Board who is not an employee of the Company receives an annual board retainer of $80,000, plus an additional annual retainer of $5,000 for each committee of the Board that such director serves on . In addition such directors receive an annual grant of restricted stock units with a fair market value equal to $80,000. The Board approved an initial equity award to Ms. Zane in accordance with the compensation program, pro rated for the number of days that have elapsed since the most recent annual equity grant for non-employee directors.

On May 10, 2012, the Company issued a press release announcing the appointment of Ms. Zane to the Board. A copy of the press release has been filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press release issued on May 10, 2012 by Brooks Automation, Inc.

99.2	Press release issued on May 10, 2012 by Brooks Automation, Inc. announcing the appointment of Ellen Zane to its Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.

/s/ Jason Joseph
Jason Joseph
Vice President, General Counsel and Secretary

Date: May 10, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on May 10, 2012 by Brooks Automation, Inc.

99.2	Press release issued on May 10, 2012 by Brooks Automation, Inc. announcing the appointment of Ellen Zane to its Board of Directors